                                                                    Exhibit 32.2

                                CERTIFICATION PURSUANT TO
                                 18 U.S.C. SECTION 1350,
                                 AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with the  Quarterly  Report  on Form  10-Q of  Tropical
Sportswear  Int'l  Corporation  (the  "Company")  for the quarter  ended July 3,
2004 as filed with the  Securities  and Exchange  Commission  on the date hereof
(the  "Report"),  I,  Robin  Cohan,  Chief  Financial  Officer  of the  Company,
certify, to the best of my knowledge,  pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully  complies  with the  requirements  of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

                                            /s/ Robin J. Cohan
                                            Robin J. Cohan
                                            Chief Financial Officer

                                            August 11, 2004